UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 14, 2009
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. employer identification number)
or organization)

One Ridgmar Centre
6500 W. Freeway, Suite 800
Fort Worth, Texas	76116
(Address of principal executive office)	(Zip code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 14, 2009, Approach Oil & Gas Inc. (the “Company”), a subsidiary of Approach Resources Inc., entered into an amendment (the “Amendment”) to its Oil & Gas Lease dated February 27, 2007 (the “Lease”) that covers the Company’s El Vado East prospect in Rio Arriba County, New Mexico. The effective date of the Amendment is January 1, 2009.
     The Amendment provides that if the Company is prevented from complying with any covenant of the Lease due to, among other things, governmental or regulatory order or regulation or by failure to obtain permits, then the primary term of the Lease will be extended and all dates, deadlines, provisions and covenants in the Lease will be extended during the period of force majeure or delay, provided that the Company gives written notice to the mineral lessor. The period of force majeure may not exceed four consecutive years after the expiration of the primary term or recurring periods of four years in the aggregate past the primary term in the event of litigation, injuction, restraining order, governmental or regulatory order or by failure to obtain permits and two years for all other causes.
     The Amendment also amends the continuous drilling provisions of the Lease to provide that if, at the expiration of the primary term or any extensions, the Company is engaged in drilling or has drilled a producing well or a dry hole during the primary term as extended, then the termination provisions of the Lease will be extended so long as at least two wells are drilled and completed or plugged and abandoned at any time during each lease year following the expiration of the primary term.
     The foregoing description of the terms of the Amendment is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment executed October 14, 2009 to Oil & Gas Lease dated February 27, 2007 between the lessors identified therein and Approach Oil & Gas Inc., as successor to Lynx Production Company, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: October 20, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment executed October 14, 2009 to Oil & Gas Lease dated February 27, 2007 between the lessors identified therein and Approach Oil & Gas Inc., as successor to Lynx Production Company, Inc.

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